UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
 (RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GOLDEN QUEEN MINING CO. LTD.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2

GOLDEN QUEEN MINING CO. LTD.
6411 Imperial Avenue
Vancouver, BC
V7W 2J5

May ___, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual General Meeting of Shareholders of Golden Queen Mining Co. Ltd. to be held at 11:00 a.m. Pacific Daylight Time on Friday, June 18, 2004, at the offices of Morton & Company, 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8.

The accompanying Notice of 2004 Annual General Meeting of Shareholders and Proxy Statement describe the matters to be presented at the Meeting.

Your vote is important. Whether or not you plan to attend the meeting, please mark, sign, date and return your proxy card in the envelope accompanying your proxy materials as soon as possible.

Sincerely,

/s/ H. Lutz Klingmann
H.Lutz Klingmann President

3

GOLDEN QUEEN MINING CO. LTD.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AT 11:00 A.M. ON JUNE 18, 2004

The 2004 Annual General Meeting of Shareholders of Golden Queen Mining Co. Ltd. (the “Company”) will be held at 11:00 a.m. Pacific Daylight Time on Friday, June 18, 2004, at the offices of Morton & Company, 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, for the following purposes:

1.	To receive the financial statements of the Company for its financial year ended December 31, 2003 together with the report of the independent auditors thereon;

2.	To fix the number of directors at four and to elect four directors to serve until the next Annual General Meeting of Shareholders or until their respective successors are elected or appointed;

3.	To ratify the appointment of BDO Dunwoody LLP as independent auditors of the Company for the financial year ended December 31, 2004;

4.
To obtain the authorization and approval of disinterested shareholders of the issuance of common shares and share purchase warrants of the Company on conversion of a promissory note previously issued to Landon T. Clay, an insider of the Company, as more particularly described in the attached Proxy Statement, which approval is being requested pursuant to the requirements of The Toronto Stock Exchange (the “TSX”);

5.
To obtain the authorization and approval of disinterested shareholders to a decrease in the exercise price of certain stock options previously granted to insiders of the Company, as more particularly described in the attached Proxy Statement, from C$0.81 to C$0.55, which approval is being requested pursuant to the requirements of the TSX;

6.
To obtain the authorization and approval of disinterested shareholders to the issuance of common shares of the Company to Landon T. Clay, an insider of the Company, upon the exercise of warrants previously issued pursuant to a private placement, as more particularly described in the attached Proxy Statement, which approval is being requested pursuant to the requirements of the TSX;

7.
To obtain the authorization and approval of disinterested shareholders to the issuance of up to 300,000 common shares to the Company’s President and Chief Operating Officer as part of his compensation package based on certain milestones being met, as more particularly described in the attached Proxy Statement, which approval is being requested pursuant to the requirements of the TSX;

8.
To consider and, if thought advisable, to pass, with or without amendment, a special resolution to alter the Notice of Articles of the Company to remove the application of the Pre-existing Company Provisions (as defined in the Business Corporations Act (British Columbia);

9.
To consider and, if thought advisable, to pass, with or without amendment, a special resolution to alter the Notice of Articles of the Company to change the authorized capital to an unlimited number of common shares, all without par value;

10.
To consider and, if thought advisable, to pass, with or without amendment, a special resolution to alter the Notice of Articles of the Company to adopt new Articles in the form attached as Appendix “A” to the accompanying Proxy Statement and Information Circular; and

11.	To transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

The board of directors has fixed April 19, 2004, as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Only 4 shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Annual General Meeting in person, but even if you expect to be present at the meeting, you are requested to mark, sign, date and return the enclosed proxy card as promptly as possible in the envelope provided to ensure your representation. All proxies must be received by our transfer agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address of our transfer agent is as follows: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1, fax number, within North America, 1-866-249-7775 and outside North America, (416) 263-9524. Shareholders of record attending the Annual General Meeting may vote in person even if they have previously voted by proxy.

Dated at Vancouver, British Columbia, this ___ day of May, 2004

BY ORDER OF THE BOARD OF DIRECTORS

          /s/ H. Lutz Klingmann

H. Lutz Klingmann
President and Director

5

GOLDEN QUEEN MINING CO. LTD.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 18, 2004

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 19, 2004, one Canadian dollar was equal to approximately $0.74 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the board of directors of Golden Queen Mining Co. Ltd., a British Columbia corporation (the "Company" or “Golden Queen”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of Golden Queen to be held at 11:00 a.m. Pacific Daylight Time on Friday, June 18, 2004, at Morton & Company, 1200 - 750 West Pender Street, Vancouver, British Columbia, V6C 2T8, and at any adjournment or postponement thereof.

Our administrative offices are located at 6411 Imperial Avenue, Vancouver, British Columbia, V7W 2J5. This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about May 17, 2004.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $9,000.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Only holders of record of our common stock (the "Common Stock"), at the close of business on April 19, 2004, will be entitled to notice of, and to vote at, the Meeting. As at April 19, 2004, the Company had 59,967,186 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Meeting.

The nominees for election to the board of directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, will be elected directors. Holders of Common Stock are not allowed to cumulate their votes in the election of directors. The ratification of the appointment of BDO Dunwoody LLP as the independent auditors for Golden Queen for the year ending December 31, 2004 will require the affirmative vote of a majority of outstanding shares of Common Stock present or represented and entitled to vote at the Meeting.

A quorum for the transaction of business at the Meeting is at least two persons present in person being shareholders entitled to vote at the Meeting or duly appointed proxies or representatives for absent shareholders so entitled. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

PROXY VOTING

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the board of directors named on the following page and "FOR" the ratification of the appointment of BDO Dunwoody, LLP as the independent auditor for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a stockholder on the records of our stock transfer agent, Computershare Trust Company of Canada, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope addressed to our transfer agent at the following address: Computershare Trust Company of Canada, Proxy Dept., 100 University Ave., 9th Floor, Toronto, ON, M5J 2Y1, fax number, within North America, 1-866-249-7775 and outside North America, (416) 263-9524.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form in the enclosed envelope. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses ADP Investor Communication Services, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

All proxy cards must be received by Computershare Trust Company of Canada by no later than 48 hours prior to the time of the Meeting in order to be counted at the meeting.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

REVOCATION

Any stockholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Golden Queen a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Any stockholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The board of directors proposes to fix the number of Directors of the Company at four and has proposed that the following four nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: H. Lutz Klingmann, Edward G. Thompson, Gordon C. Gutrath, Chester Shynkaryk.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the board of directors anticipates that the four nominees will be available to serve as directors of Golden Queen, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the board of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT FOUR AND A VOTE “FOR” EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

Biographical information regarding each of the nominees for the board of directors is set forth below:

H. LUTZ KLINGMANN. Mr. Klingmann was appointed president of the Company on November 29, 2002 and has served as a director since March 1, 2001. He also acts as a director of Minto Explorations, Ltd. and has served as such since its inception in 1993. Mr. Klingmann is a registered professional engineer.

CHESTER SHYNKARYK.

Mr. Shynkaryk’s principal occupation is president and director of Vision Coatings Group. Mr. Shynkaryk has been a director of the Company since 1985 and served as the president of the Company from 1985 to 1995, then was elected Secretary in 1996. In addition, he serves as a director of Consolidated Global Minerals Ltd.

GORDON C. GUTRATH. Mr. Gutrath’s principal occupation is president of Atled Exploration Management Ltd. Mr. Gutrath has been a director of Golden Queen since 1987. As the founder of Queenstake Resources in 1977, he served as its president from 1977 until 1985. Mr. Gutrath is a professional geologist and a registered professional engineer in British Columbia.

EDWARD G. THOMPSON. Mr. Thompson’s principal occupation is president of E.G. Thompson Mining Consultants, Inc. Mr. Thompson has been a director of Golden Queen since 1994. He was elected Chairman of the Company effective January 29, 1997 and was appointed president and chief executive officer of the Company on February 28, 2000 and served as such until November 29, 2002. Since 1990, he has also served as president of E.G. Thompson Mining Consultants Inc., which he owns. He is also chairman of Sparton Resources Inc. and president Consolidated Thompson-Lundmark Gold Mines Ltd. He serves on the board of directors of Adrian Resources Ltd., Aurogin Resources, Freewest Resources (Canada), Sparton Resources, Inc. and Western Troy Capital Resoucse, Inc. Mr. Thompson graduated from the University of Toronto in 1959 with a degree in mining geology and in 1960 he earned a degree in economic geology.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of April 19, 2004 by:

(i)	each person or entity known by Golden Queen to beneficially own more than 5% of the Common Stock;
(ii)	each director of Golden Queen;
(iii)	each of the Named Executive Officers of Golden Queen; and
(iv)	all directors and executive officers as a group.

Except as noted below, Golden Queen believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership[1]	Percent of Class [2]
Common Stock	Edward G. Thompson 111 Moore Avenue Toronto, Ontario M4T 1V7	368,500	0.61%
Common Stock	Chester Shynkaryk 9478 Thomas Drive Richmond, BC V7E 5Y4	438,000[3]	0.73%
Common Stock	Gordon C. Gutrath 4482 Quesnel Drive Vancouver, BC V6L 2X6	320,000[3]	0.53%
Common Stock	H. Lutz Klingmann 6411 Imperial Avenue West Vancouver, BC V7W 2J5	350,000[3]	0.58%
Common Stock	All directors and officers as a group (4 persons)	1,476,500[3]	2.42%
Common Stock	Landon T. Clay Peterborough, New Hampshire	11,488,792[4]	19.16%

[1]	Based upon information furnished to Golden Queen by either the directors and executive officers or obtained from the stock transfer agent of Golden Queen.

[2]	Based upon a total of 59,967,186 shares of common stock issued and outstanding as at April 19, 2004, and includes in each case any stock underlying vested options granted to each person listed.

[3]
These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include, respectively for each director or officer, shares issuable upon exercise of options as follows: 245,000 shares issuable to Edward G. Thompson; 325,000 shares issuable to Chester Shynkaryk; 215,000 shares issuable to Gordon C. Gutrath and 300,000 shares issuable to H. Lutz Klingmann.

[4]

Consists of: 11,210,765 shares held directly by Mr. Landon Clay; 4,663 shares held by LTC. Corp Profit Sharing and Retirement Plan, of which Mr. Clay is a trustee; 26,114 shares held by LTC Corp., with which Mr. Clay is affiliated; and 247,250 shares held by Arctic Coast Petroleum Ltd., with which Mr. Clay is affiliated.

In addition, Mr. Clay is related to three charitable trusts, The Landon T. Clay Charitable Lead Trust Dated 11/30/83, The Landon T. Clay Charitable Lead Trust II and The Landon T. Clay Charitable Annuity Lead Trust, which hold in the aggregate of 14,003,682 shares. As Mr. Clay has no beneficial interest in and does not, directly or indirectly, exercise control or direction over any of the trusts, he expressly disclaims any interest therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Golden Queen's directors, executive officers and persons who own more than 10% of a registered class of Golden Queen’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Sense. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Golden Queen with copies of all Section 16(a) reports they file.

To Golden Queen’s knowledge, based solely on a review of Forms 3 and 4, as amended, furnished to it during its most recent fiscal year, and Forms 5, as amended, furnished to it with respect to such year, Golden Queen believes that during the year ended December 31, 2003, its directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934, however, two directors were each late once in their Form 4 filings relating to option exercises during fiscal 2003, specifically, H. Lutz Klingmann filed one report late disclosing three transactions and Edward Thompson filed one report late disclosing one transaction.

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members and nominees of the board of directors and the Executive of Golden Queen as of the Record Date:

Name	Age	Position	Shares Beneficially Held
Edward G. Thompson	67	Director and Chairman	368,500[1]
H. Lutz Klingmann	64	President and Director	350,000[1]
Chester Shynkaryk	59	Secretary and Director	438,000[1]
Gordon C. Gutrath	66	Director	320,000[1]

[1]
These amounts include shares issuable upon exercise of options as follows: 245,000 shares issuable to Edward G. Thompson; 325,000 shares issuable to Chester Shynkaryk; 215,000 shares issuable to Gordon C. Gutrath and 300,000 shares issuable to H. Lutz Klingmann.

All of the officers identified above serve at the discretion of the board of directors and have consented to act as directors of the Company.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing directors or executive officers of Golden Queen.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended December 31, 2003, the board of directors held two directors’ meetings. All other matters which required board approval were consented to in writing by all of the Company’s directors.

The board of directors has established an Audit Committee and a Compensation Committee. The board of directors has no standing nominating committee. Each of the Audit and Compensation Committees is responsible to the full board of directors. The functions performed by these committees are summarized below:

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Golden Queen’s financial reporting compliance procedures. The members of the Audit Committee are H. Lutz Klingmann, Edward G. Thompson and Gordon C. Gutrath.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2003; (2) received a report from BDO Dunwoody LLP our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the board has concluded that the audited financial statements should be included in our Annual Report on Form 10-KSB for the year ended December 31, 2003 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Golden Queen’s officers, reviews and administers Golden Queen’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The members of the Compensation Committee are H. Lutz Klingmann, Edward G. Thompson and Chester Shynkaryk.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the board of directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

DIRECTORS COMPENSATION

There are no standard arrangements pursuant to which directors of Golden Queen are compensated for services provided as a director or members of committees of the board of directors. The directors of Golden Queen did not receive any compensation for the year ended December 31, 2003 for services provided as a director or member of a committee of the board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to the Company in all capacities during the fiscal years ended December 31, 2001, 2002 and 2003 by Golden Queen’s president and chief executive officer (“CEO”) and each executive officer who earned over $100,000 in total salary and bonus during the three most recently completed financial years, for services rendered to the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Annual Compensation				Long Term Compensation
	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other Annual Compensation ($) (e)	Awards	Payouts
					Securities Under Options/SARs Granted (#) (f)	Restricted Shares Or Restricted Share Units ($) (g)	LTIP Payouts ($) (h)	All other Compensation ($) (i)
Edward G. Thompson [1]	2003 2002 2001	Nil $14,647 $10,653	Nil Nil Nil	Nil Nil Nil	75,000 75,000 50,000	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil
H. Lutz Klingmann[2] President	2003 2002 2001	$68,626 Nil Nil	Nil Nil Nil	Nil Nil Nil	225,000 75,000 Nil	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

[1]	Mr. Thompson resigned as President and CEO on November 29, 2002. He is a member of the Audit Committee and the Compensation Committee.

[2]	Mr. Klingmann was appointed President on November 29, 2002. He is a member of the Audit Committee and the Compensation Committee.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The board of directors has approved the issuance of stock options to our employees, directors, officers and consultants. Unless otherwise provided by the board of directors, all vested options are exercisable for a term of five years from the date of grant. On December 31, 2003, there were options granted to acquire 1,540,000 shares of the authorized common stock.

During the fiscal year ended December 31, 2003, Golden Queen granted the following stock options to the Company’s CEO and president:

Name	Number of Securities Underlying Options/ SARs Granted (#)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Market Value of Securities Underlying Options/ SARs on the Date of Grant ($/ Security)	Expiration Date
H. Lutz Klingmann, President	225,000[1]	40.9%	C$0.55	C$0.64[2]	February 4, 2006

[1]	These options were previously granted on February 4, 2003 and the board of directors approved a repricing on October 10, 2003. The repricing is subject to obtaining shareholder approval.

[2]	For the purposes of this section, the date of grant is October 10, 2003, the date of the repricing.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

The following stock options were exercised by the Named Executive Officers during the Company’s fiscal year ended December 31, 2003:

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying unexercised options/SARs at FY-end (#) Exercisable/ Unexercisable	Value of unexercised in- the-money options/ SARs at FY-end ($) Exercisable/ Unexercisable
H. Lutz Klingmann	Nil	N/A	365,000	C$21,850

OPTION AND SAR REPRICINGS

The following stock options held by the Named Executive Officers were repriced during the Company’s fiscal year ended December 31, 2003:

Name (a)	Date of Repricing (b)	Securities Under Options/ SARs Repriced or Amended (#) (c)	Market Price of Securities at Time of Repricing or Amendment ($/Security) (d)	Exercise Price at Time of Repricing or Amendment ($/Security) (e)	New Exercise Price ($/Security) (f)	Length of Original Option Term Remaining at Date of Repricing or Amendment (g)
H. Lutz Klingmann	October 10, 2003	225,000	C$0.64	C$0.81	C$0.55	Expiring on February 4, 2006

The Toronto Stock Exchange has conditionally accepted the repricing of options to purchase an aggregate of 550,000 common shares previously granted to insiders of the Company under the Company’s stock option plan at a price of C$0.81 per share. The Company proposed to reduce the exercise price to $0.55 per share and the board of directors approved the repricing on October 10, 2003.

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT
CONTRACTS

There are currently no employment contracts in place with the directors and officers of Golden Queen.

COMPENSATION COMMITTEE

Composition of the Compensation Committee

The members of the Compensation Committee during the year ended December 31, 2003 were Edward G. Thompson (Chairman), Chester Shynkaryk and H. Lutz Klingmann. Mr. Shynkaryk was president of the Company until December 1, 1995 and has served as the Secretary of the Company since such time. Mr. Thompson served as president until November 29, 2002 at which time Mr. Klingmann accepted the position.

Report on Executive Compensation

The Compensation Committee of the board of directors is responsible for reviewing and approving the remuneration of the senior management of the Company, including the President and chief executive officer. The guiding philosophy of the Compensation Committee in the determination of executive compensation is ensuring that the Company is able to attract the best possible candidates for management positions, given the high level of competition for competent management in the mining industry, and to align the interests of management with those of the Company’s shareholders.

The Company’s executive compensation policies are designed to recognize and reward individual contribution, performance and level of responsibility and ensure that the compensation levels remain competitive with other precious metals development and mining companies. The key components of total compensation are base salary and incentives.

The Compensation Committee uses industry compensation data as a basis for determining appropriate base salary ranges. Within these ranges, the base salaries are established to reflect the individual executive's proven and expected contribution and responsibility.

Stock options are granted to executive officers to align the financial interests of management with the interests of shareholders of the Company and to encourage executive officers to focus on strategies and results that enhance shareholder value in the longer term. The number of options to purchase Common Shares granted to each individual will depend largely on his level of responsibility and contribution to the Company’s performance.

The Compensation Committee considers, on an ongoing basis, the appropriateness and effectiveness of the Company’s executive compensation policies, given prevailing circumstances.

Submitted by the Compensation Committee.

EDWARD G. THOMPSON (Chairman)
H. LUTZ KLINGMANN
CHESTER SHYNKARYK

PERFORMANCE GRAPH

The following graph tracks the percentage change in the Company’s share price compared to the percentage change in the TSX Gold and Precious Metal Index for the fiscal years ended 1999 – 2001 and the S&P/TSX Gold Index for the fiscal years ended December 31, 2002 - 2003.

	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003
Company	100	51.41	39.37	272.60	163.50
TSX Gold and Precious Metals Index/ S&P/TSX Gold Index	100	88.84	103.88	114.79	130.41

COMPENSATION OF DIRECTORS

The Company does not pay director’s fees. It is currently the policy of the Company to grant options to purchase Common Shares to its directors under the Company’s 1996 Stock Option Plan (the “Plan”). Generally, each director is initially granted options to purchase an aggregate of 115,000 Common Shares and such additional number of Common Shares as may be appropriate in particular circumstances given other responsibilities assumed by the director in the Company’s affairs and contributions made by such director to the Company. Additional options are granted from time to time to the extent deemed appropriate.

The Plan provides for the issuance of options to purchase Common Shares to the directors, officers and employees of the Company and its subsidiaries. The Plan is administered by the Compensation Committee of the board of directors of the Company. The Plan provides that a maximum of 3,300,000 Common Shares will be reserved, set aside and made available for issuance pursuant to options granted from time to time under the Plan, provided that, under the terms of the Plan, no person is entitled to be granted options to purchase Common Shares constituting more than 5% of the number of outstanding Common Shares.

The Plan provides that the exercise price of each option granted shall not be less than the market price of the Common Shares on the TSX on the trading day prior to the day on which the option is granted. The Plan provides that all options granted under such plan will expire not later than five years after the date of grant and, unless otherwise specifically determined at the time of the grant of any option, all options granted under the Plan expire 39 months after the date on which they are granted.

Options granted to employees of the Company and its subsidiaries under the Plan will vest, as to one-third of the number of Common Shares issuable upon the exercise of the options granted, on the date of grant and, as to an additional one-third of such number of Common Shares, on each of the next two anniversaries of such date. Options granted under the Plan to other persons vest immediately on the date of grant.

Options granted under the Plan are not transferable, other than by will or other testamentary instrument or the laws of succession. The Plan provides that where an optionee is dismissed, removed or otherwise ceases to be a director, officer or employee of the Company or its subsidiaries (other than for cause or as a result of his or her retirement or death), all unexercised options held by such person terminate on the earlier of 60 days after the optionee ceases to be a director, officer or employee of the Company or its subsidiaries or the normal expiry date of such unexercised options. Under the Plan, an optionee who retires at or after the age of 60 or after 20 years of employment by the Company or any of its subsidiaries may exercise vested options held by him or her at the date of retirement in accordance with the terms of such options as though the optionee had not retired. Options held by an optionee under the Plan at the time of his or her death will terminate on the earlier of one year after the date of death of the optionee or the normal expiry date of such options. In the event that an optionee is dismissed as a director, officer or employee of the Company or one of its subsidiaries for cause, all unexercised options held by such person immediately terminate.

The following table sets out certain information with respect to options to purchase Common Shares granted to the directors of the Company, other than the Company’s Named Executive Officer, for the Company’s financial year ended December 31, 2003.

Name of Director	Securities Under Options Granted (#)	% of Total Options Granted in the Financial Year	Exercise or Base Price (C$/Share)	Market Value of Securities Underlying Options on the Date of Grant ($/Share)	Date of Grant	Expiration Date
Edward G. Thompson	75,000[1]	13.6%	C$0.55[1]	C$0.64[2]	February 4, 2003	February 4, 2006
Gordon Gutrath	75,000[1]	13.6%	C$0.55[1]	C$0.64[2]	February 4, 2003	February 4, 2006
Chester Shynkaryk	75,000[1]	13.6%	C$0.55[1]	C$0.64[2]	February 4, 2003	February 4, 2006

[1] These options were previously granted on February 4, 2003, and the board of directors approved a repricing on October 10, 2003. The repricing is subject to obtaining shareholder approval.

[2] For the purposes of this column, the date of grant is October 10, 2003, the date of the repricing.

There are no other arrangements under which directors of the Company were compensated by the Company during the year ended December 31, 2003 for their services in their capacity as directors and, without limiting the generality of the foregoing, no additional amounts are payable under any standard arrangements for committee participation or special assignments, except that the Articles of the Company provide that the directors are entitled to be paid reasonable traveling, hotel and other expenses incurred by them in the performance of their duties as directors. The Company’s Articles also provide that if a director is called upon to perform any professional or other services for the Company that, in the opinion of the directors, is outside of the ordinary duties of a director, such director may be paid a remuneration to be fixed by the directors and such remuneration may be either in addition to or in substitution for any other remuneration that such director may be entitled to receive.

The aggregate direct remuneration paid or payable by the Company and its subsidiary (the financial statements of which are consolidated with those of the Company) to the directors and senior officers of the Company during the financial year ended December 31, 2003 was $68,626, which was paid to Mr. Klingmann for his services as president of the Company. No other compensation was paid or given during the year for services rendered by the directors in such capacity, and no additional amounts were payable at year-end under any standard arrangements for committee participation or special assignments.

For the 2003 fiscal year, options to purchase an aggregate of 450,000 Common Shares were granted on February 4, 2003, to the directors of the Company as a group at an exercise price of C$0.81 per share exercisable for a period of up to five years. These options have been repriced to $0.55 subject to disinterested shareholder approval.

REPORT OF CORPORATE GOVERNANCE

The TSX has adopted certain guidelines (the “Guidelines”) for listed companies regarding recommended corporate governance policies and practices. These Guidelines deal with the principal areas of responsibility of the board of directors and its committees and the composition of the board and these committees. This report reviews the Company’s corporate governance procedures and practices in comparison to the Guidelines.

Mandate and Responsibility of the Board

The board of directors of the Company is responsible for supervising management in carrying on the business and affairs of the Company. During the year ended December 31, 2003, the board held two meetings. Directors are required to exercise their powers with reasonable prudence in the best interests of the Company. As recommended by the Guidelines, the board has expressly confirmed its commitment to the principles set out in the Guidelines and has accepted and confirmed its responsibility for overseeing management’s performance in the following particular areas as set out in the Guidelines:

  the strategic planning process of the Company;
  identification and management of the principal risks associated with the business of the Company;
  planning for succession of management;
  the Company’s policies regarding communications with its shareholders and others;
  the establishment by the Company of, and compliance with, appropriate environmental policies; and
  the integrity of the internal controls and management information system of the Company.

In carrying out its mandate, the board relies primarily on management to provide it with regular detailed reports on the operations of the Company and its financial position. The board reviews and assesses these reports and other information provided to it at meetings of the full board and its committees. The Company’s former president and chief executive officer, Edward G. Thompson, was a member of the board, and the Company’s present president, H. Lutz Klingmann, is a member of the board, giving the board direct access to information on his areas of responsibility. Other management personnel attend board meetings on request to provide information and answer questions.

The reports and information provided to the board on a regular basis discuss the Company’s operations with respect to the exploration and development of the Soledad Mountain Project and include such matters as the permitting process, property acquisitions, staff additions and changes, financing and investor relations activities, expenditures and results of operations and the procedures followed to monitor and manage the risks associated with the Company’s operations. At least semi-annually, management reports to the board on its strategic and business plan, performance relative to that plan and any changes in the plan. From time to time, members of the board may be involved with management in developing recommendations to the full board on particular issues such as acquisitions or financings. Certain areas of the board’s responsibility are delegated to regular or special committees of the board which report back to the full board on their considerations.

The Guidelines recommend that a board of directors and the chief executive officer should develop position descriptions and that the board of directors should approve or develop the corporate objectives which the chief executive officer is responsible for meeting. The mandate of the board has been established as overseeing the conduct of the business of the Company and supervising management. In connection with the appointment of H. Lutz Klingmann in November 2002 as the president, the board confirmed the corporate objectives which the president is responsible for meeting.

The Guidelines recommend that a board of directors should have in place appropriate structures and procedures to ensure that it can function independently of management. The board considers that Mr. Klingmann’s occupation of the position of president is not of such a nature as would prevent the board from effectively functioning independently of management. The Board is prepared to meet without management present any time it is considered necessary or appropriate.

The Guidelines recommend that a board of directors should implement a system which enables an individual director to engage an outside adviser at the expense of the corporation in appropriate circumstances. While the board has not formalized any such system, the members of the board are aware that they have the right to retain outside advisers, at the Company’s expense, when appropriate. The Guidelines recommend that a board of directors should examine its size with a view to its effectiveness. The board is satisfied that its current size is appropriate to effectively perform its duties.

Composition of the Board

The Guidelines recommend that a board of directors should be constituted with a majority of individuals who qualify as “unrelated directors”. An unrelated director is defined as a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the corporation, other than interests and relationships arising from shareholding. Based on this definition, the board has determined, as recommended by the Guidelines, that the board has a majority of unrelated directors, since three of the Company’s four directors qualify as unrelated directors. Mr. Klingmann is a related director. The Board does not have a “significant shareholder” within the meaning of the Guidelines.

The Chairman of the Board, Edward G. Thompson, was not a member of management of the Company until he acted as President and Chief Executive Officer from of February 29, 2000 to November 29, 2002.

Committees of the Board

The Guidelines recommend that the committees of a board of directors generally should be composed of outside directors, a majority of whom are unrelated directors. The board has had two standing committees: the Audit Committee and the Compensation Committee, each comprised of one related director and two unrelated directors. The Audit Committee held one meeting during the year ended December 31, 2003. The Company does not have an Executive Committee.

The Guidelines recommend that the audit committee of a board of directors should be composed only of outside directors. As a result of the appointment of Mr. Klingmann as President, the Audit Committee is not currently composed only of outside directors. The Audit Committee reviews and recommends for approval by the board the Company’s annual and six-month interim financial statements and all external financial reporting. It also reviews and follows up on major findings of financial audits to ensure the Company has an effective system of internal controls. The Audit Committee has direct access to the Company’s external auditors to discuss and review specific issues as appropriate.

The Guidelines recommend that a board of directors should review the compensation of directors. The Compensation Committee has responsibility for matters relating to executive and director compensation and planning for the succession of management of the Company.

The Guidelines recommend that a board of directors should appoint a nominating and governance committee of directors composed exclusively of outside directors to propose new nominees to the board of directors and assess directors on an ongoing basis. Although the Company does not have a nominating and governance committee, the board is satisfied that in view of size and composition of the board, it is more efficient and cost effective for the full board to perform the duties of the nominating and governance committee as set out in the Guidelines. The board recruits new directors as needed from time to time. Any appointment of a new director requires board approval and is subject, ultimately, to approval by the shareholders of the Company at the next annual general meeting of shareholders of the Company.

The Guidelines recommend that a board of directors should implement a process for assessing the effectiveness of the board as a whole, the committees of the board and the contribution of individual directors and provide an orientation and education program for new directors. The board as a whole is responsible for the orientation and education of new directors and the evaluation of the effectiveness of the board and its committees and the performance of directors. The board assesses and will make any changes necessary to improve board effectiveness and will consider and, if deemed advisable, establish a formal process of identifying, recruiting, appointing, reappointing and providing ongoing development for directors.

The Guidelines recommend that a board of directors should expressly assume responsibility for developing the corporation’s approach to governance issues. The board as a whole takes responsibility for developing the Company’s approach to corporate governance issues, including, among other things, the Company’s response to the Guidelines.

Decisions Requiring Approval of the Board

Although the board has delegated responsibility for the day to day management of the Company to the president and chief executive officer, there are certain significant decisions which require the prior approval of the board. These include decisions with respect to major capital expenditures, the appointment of and compensation for officers of the Company, the adoption and amendment of incentive plans, share issues and repurchases, financing arrangements and material acquisitions and divestitures. Significant disclosure documents are also subject to board review and approval.

Shareholder Feedback and Concerns

Under the direction of the president and chief executive officer, the Company’s investor relations program includes discussions with individual shareholders and other stakeholders.

Board’s Expectations of Management

The process of setting the board’s expectations of management begins with the development of a strategic plan for the Company. Once the strategic plan has been approved by the board, it is management’s responsibility to successfully implement the plan. Management reviews periodically with the board its progress to date on the implementation of the strategic plan. On an annual basis, management also prepares an operating and financial plan for the upcoming year against which short term performance is measured. Performance in relation to the annual plan and other short term objectives is reviewed with the board on a regular basis.

In the board’s opinion, the current corporate governance practices of the Company are adequate and appropriate for a company at its stage of development and are consistent with both the spirit and intent of the Guidelines. The board will continue to review, and change where necessary, its approach to corporate governance.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

In April 2002, two shareholders, each beneficially holding in excess of 10% of the voting shares of the Company, converted an aggregate of 1,520,836 warrants for common shares at $0.16 per share netting $243,334 for the Company. The balance of 135,414 warrants held by the shareholders expired as of January 20, 2003.

On July 8, 2003, one shareholder beneficially holding in excess of 10% of the voting shares of the Company purchased a 6.5% convertible promissory note for the amount of $150,000. The promissory note is due on demand on July 9, 2004 and is convertible into units of the Company at a price of $0.23 per unit, each unit consisting of one common share and one non-transferable detachable share purchase warrant, each whole warrant entitling the holder to purchase one additional common share of the Company at an exercise price of $0.32 for a term of two years.

On January 26, 2004, one shareholder beneficially holding in excess of 10% of the voting shares of the Company purchased 3,000,000 units pursuant to a private placement by the Company for an aggregate purchase price of $1,500,000.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Dunwoody, LLP, served as Golden Queen’s independent auditors for the fiscal year ending December 31, 2003, and has been appointed by the board of directors to continue as Golden Queen’s independent auditor for Golden Queen’s fiscal year ending December 31, 2004, and until the next annual general meeting of shareholders.

The fees for services provided by BDO Dunwoody LLP to us in each of the fiscal years ended 2002 and 2003 were as follows:

Fees	2002	2003
Audit fees	7,000	29,000
Audit related fees	Nil	Nil
Tax fees	1,100	1,447
All other fees	Nil	Nil

Although the appointment of BDO Dunwoody, LLP, is not required to be submitted to a vote of the shareholders, the board of directors believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending December 31, 2004. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the board of directors of Golden Queen to select other auditors for the fiscal year ending December 31, 2004.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO DUNWOODY, LLP, AS GOLDEN QUEEN'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSAL 3

On July 8, 2003, Company completed a private placement of 6.5% convertible promissory notes in the aggregate of $375,000. Each promissory note is convertible into units of the Company at a price of $0.23 per unit, each unit consisting of one common share and one non-transferable detachable share purchase warrant, each whole warrant entitling the holder to purchase one additional common share of the Company at an exercise price of $0.32 for a term of two years. Mr. Landon T. Clay, an insider of the Company, participated in the private placement by purchasing a convertible promissory note in the amount of $150,000. The proceeds of the private placement were utilized to bring the feasibility study, prepared by M3 Engineering & Technology Corp. for the Company’s Soledad Mountain project in 2000, current.

Conversion of the Promissory Note by Mr. Clay is subject to obtaining the approval of a majority of disinterested shareholders of the Company. Disinterested shareholder approval is obtained from a majority of the votes cast at the Annual General Meeting other than votes attaching to securities beneficially owned by Mr. Clay and his associates. To the Company’s knowledge, Mr. Clay and his associates hold 11,488,792 shares, which will not be counted for the purpose of determining whether the required level of shareholder approval has been obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY PURSUANT TO THE CONVERSION OF THE PROMISSORY NOTE ISSUED TO MR. LANDON T. CLAY AT THE RATE OF $0.23 PER UNIT.

PROPOSAL 4

On October 10, 2003, the board of directors approved the repricing of 550,000 incentive stock options previously granted to the persons noted in the table below on February 4, 2003. The options were originally exercisable to acquire common shares of the Company at an exercise price of $0.81 per share.

Optionee	Number of Option Shares	Amended Exercise Price	Date of Grant	Expiry Date
Gordon Gutrath, Director	75,000	C$0.55	February 4, 2003	February 4, 2006
H. Lutz Klingmann, Director & President	225,000	C$0.55	February 4, 2003	February 4, 2006
Jim Proc, Consultant	50,000	C$0.55	February 4, 2003	February 4, 2006
Edward Thompson, Director & Chairman	75,000	C$0.55	February 4, 2003	February 4, 2006
David Rubio, Consultant	50,000	C$0.55	February 4, 2003	February 4, 2006
Chester Shynkaryk, Director & Secretary	75,000	C$0.55	February 4, 2003	February 4, 2006
Total:	550,000

No financial assistance will be provided to the option holders listed above by the Company to facilitate the exercise of the options described above.

The Company reduced the exercise price to C$0.55 on October 10, 2003, in order to bring the price in line with current market levels. Between September 1, 2003 and October 8, 2003 the Company’s stock traded at a high of $0.57 and a low of $0.48. As at October 8, 2003, the closing price of the Company’s stock was C$0.55.

The repricing of the options has been approved by the TSX, provided that the options will not be exercisable until such time as the Company has obtained the approval of a majority of the votes cast at a meeting of shareholders, other than votes attaching to shares held or controlled by the above named option holders and their associates.

To the Company’s knowledge, the above named option holders and their associates hold 1,476,500 shares, which will not be counted for the purpose of determining whether the required level of shareholder approval has been obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE REPRICING OF THE STOCK OPTIONS FROM $0.81 TO $0.55.

PROPOSAL 5

On January 26, 2004, the Company issued 8,000,000 units pursuant to a private placement by the Company. Each unit consists of one common share and one share purchase warrant. Each share purchase warrant entitled the holder thereof to purchase one common share at a price of C$0.62 per share in the first year and $0.75 per share in the second year. Mr. Landon T. Clay, an insider of the Company, purchased 3,000,000 units in the private placement, at a price of C$0.50 per unit.

Pursuant to TSX requirements, the exercise of the warrants forming part of the units to be issued to Mr. Clay requires the prior approval of a majority of shareholders of the Company, excluding the votes attaching to the shares held beneficially by Mr. Clay and his associates.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF THE PRIVATE PLACEMENT WARRANTS TO MR. LANDON T. CLAY.

PROPOSAL 6

The Company is proposing to issue up to 300,000 common shares to H. Lutz Klingmann, the President and COO of the Company as part of Mr. Klingmann’s compensation package. The share issuances are subject to certain milestones being met.

Mr. Klingmann became President and COO of the Company in November 2002. He was first appointed a director in October 2001. He currently receives approximately $78,000 in annual compensation. He has been granted 320,000 stock options and holds 12,500 free trading shares. Mr. Klingmann devotes essentially all of his time to the affairs of the Company. Since his appointment as President and COO, the Company has raised approximately $4.5 million in equity financing, completed a pre-feasibility study based upon a detailed review of all technical parameters and completed a confirmation leach test program.

Mr. Klingman is a professional engineer. Prior to his active involvement with the Company, he founded and served as president of Minto Explorations Ltd. until April 2003. He remains a director. Minto owns the Minto copper/gold project in the Yukon. The Minto project has a mineable reserve of 5,918,000 tonnes and has a projected life of eleven years. Minto’s joint venture partner, ASARCO Inc., has funded $8,000,000 out of the total $33 million required to put the Minto property into production. Prior to becoming involved in the Minto project, Mr. Klingmann, as president of South Atlantic Ventures Ltd., developed and put into production a mine and mill on the Oracle Ridge copper property north of Tucson, Arizona. Previous to that, as president of Eastmaque Gold Mines Ltd., he developed and put into production the Kirkland Lake tailings project and the Padre Madre and American Girl open pit heap leach projects in southern California.

The Company proposes to issue compensation shares to Mr. Klingmann in the amounts set out below upon the achievement by the Company of the following:

1.	150,000 common shares upon the receipt by the Company of a bankable feasibility study and the decision to place the Property into commercial production; and

2.	150,000 common shares upon the commencement of commercial production on the property.

The 300,000 compensation common shares represent 0.5 % of the current issued and outstanding capital of the Company. The board of directors has approved the proposed issuance of compensation shares to the President and COO. The TSX has also approved the issuance of the compensation shares provided that the approval of a majority of votes cast at a meeting of shareholders excluding votes attached to securities beneficially owned by Mr. Clay and his associates. To the Company’s knowledge, Mr. Clay and his associates hold 11,488,792 shares, which will not be counted for the purpose of determining whether the required level of shareholder approval has been obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE ISSUANCE OF UP TO 300,000 COMMON SHARES TO H. LUTZ KLINGMANN AS PART OF HIS COMPENSATION PACKAGE BASED ON CERTAIN MILESTONES BEING MET.

PROPOSAL 7

BACKGROUND

New B.C. Corporations Act in Effect

Effective March 29, 2004, the Business Corporations Act (British Columbia) (the “New Act”) replaced the previous Company Act (British Columbia) (the “Old Act”). As a consequence, all BC companies are now governed under the New Act. The New Act modernizes and streamlines company law in British Columbia and represents an improvement over the Old Act.

Some Key Differences between the Old Act and the New Act

  The New Act permits an unlimited authorized share capital, and shares may be created with or without par value. The Old Act required that the authorized capital be fixed at a number approved by shareholders.

  There are no residency requirements for directors under the New Act. The Old Act required that at least one director be a resident of British Columbia, and a majority resident in Canada.

  Special Resolutions of shareholders can now be passed by a minimum of a two-thirds majority at a meeting of shareholders, compared with a three-quarter majority required under the Old Act.

  General Meetings can now be held outside of British Columbia if the location is approved by resolution of the directors. Under the Old Act, the meeting had to be held within British Columbia unless approval was obtained from the Registrar of Companies to hold the meeting elsewhere.

  The requirement to publish advance notice of election of directors has been removed under the New Act.

  The New Act provides for Shareholder proposals to be made at general meetings. Generally, shareholders holding at least 1% of the voting shares can submit proposals to the Company three months prior to the anniversary of the last annual general meeting of shareholders of the Company.

  Under the New Act, dividends may be declared out of profits, capital or otherwise. As well the New Act does not automatically make directors liable to the company for the declaration of dividends while the company is insolvent;

  The New Act does not require that a company’s offer to purchase or redeem its own shares be made on a pro-rata basis to all shareholders. Under the Old Act, the offer was required to be made pro-rata to all shareholders.

  The New Act permits a company to indemnify its directors without court approval, and may also require reimbursement of expenses in certain cases where claims are successfully defended. Defence costs may also be advanced by a company in certain cases.

  All filings with the Registrar of Companies under the New Act will be made electronically, compared with paper filings required under the Old Act.

  Directors’ and shareholders’ meetings can be held by any form of communication medium permitted under the Articles and the New Act, including Internet chat lines and telephones. In addition, directors’ consent resolutions can be passed in the manner provided under the Articles, including by email.

  A company may provide financial assistance in connection with the purchase of its shares under the New Act, which was not permitted under the Old Act.

  A company may in limited circumstances amalgamate with a foreign company under the New Act, without the requirement to first continue the second company into British Columbia. Amalgamations no longer require court approval, although court approval can still be requested.

Companies Must Transition to the New Act

Every British Columbia company must transition to the New Act within two years from the coming into force of the New Act. Companies that have not completed the transition cannot complete various corporate actions, including capital alterations or name changes.

In order to transition to the New Act, B.C. companies must file a Transition Application with the Registrar of Companies. The Transition Application also contains a “Notice of Articles” which on filing will replace the corporate Memorandum. Once transitioned, B.C. companies will no longer have a Memorandum. The Notice of Articles will set out, amongst other things, the authorized share structure of the company and the names and addresses of the directors. The board of directors must approve the filing of a Transition Application.

Under the New Act, a pre-existing B.C. company is not required to change its corporate Articles. However most companies will likely wish to do so in order to take advantage of the more permissive provisions of the New Act.

PROPOSAL

Removal of Pre-Existing Company Provisions

Under the New Act, the Notice of Articles to be adopted by the Company must indicate that certain “Pre-Existing Company Provisions” or “PCPs” continue to apply to the Company unless such provisions are removed with the approval of the Company shareholders by way of special resolution. Until removed, the PCPs will impose the following provisions relevant to the Company:

  the majority required to pass a special resolution is three-quarters of those votes cast at a properly constituted meeting of shareholders. This is the majority that was required under the Old Act. The New Act allows a special resolution to be passed by a minimum two-thirds vote. The Company is proposing to reduce the requisite majority to pass a special resolution to two-thirds of the shares voted at a properly constituted meeting of shareholders; and

  a repurchase or redemption of shares can only be offered pro-rata to all shareholders. This provision was required under the Old Act, and has been removed under the New Act. The Company is proposing to remove this requirement.

The board of directors of the Company proposes to remove the PCPs in connection with the adoption by the Company of a new form of Articles that incorporates provisions permitted under the New Act. The removal of the PCPs requires the affirmative vote of not less than 75% of the votes cast at the Meeting by shareholders of the Company, present in person or by proxy. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)	the Pre-Existing Company Provisions set forth in Part 16 of the Regulations to the Business Corporations Act are hereby removed and no longer apply to the Company;

(b)
any director of the Company is authorized to instruct its agents to file a Notice of Alteration to a Notice of Articles with the Registrar of Companies along with all other necessary documents and take such further actions that may be necessary to effect the amendment; and

(c)
the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REMOVAL OF THE PRE-EXISTING COMPANY PROVISIONS.

PROPOSAL 8

Increase of Authorized Capital

As now permitted by the New Act, the Company proposes to alter its Notice of Articles to increase the Company’s authorized capital from 100,000,000 common shares without par value and 3,00,000 preferred shares without par value to an unlimited number of common shares without par value. The Directors believe that limiting the authorized capital has no practical benefit to the Company, and may delay and add cost to future capital raising activities of the Company. The New Act recognizes that companies should not be required to place limitations on their authorized capital, and accordingly the ability to maintain an unlimited authorized capital is one of the advantages offered by the New Act.

The board of directors of the Company proposes to increase the authorized capital to an unlimited number of common shares without par value. The resolution to increase the authorized capital must be passed by not less than 75% of the votes cast by the shareholders present in person or by proxy at the Meeting. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)	the number of common shares authorized to be issued be increased to an unlimited number of common shares without nominal or par value and the Company’s Notice of Articles be altered accordingly;

(b)
any director of the Company is instructed to authorize its agents to file a Notice of Alteration to a Notice of Articles with the Registrar of Companies along with all other necessary documents and take such further actions that may be necessary to effect the amendment; and

(c)
the board of directors is hereby authorized, at any time in its absolute discretion, to determine whether or not to proceed with the above resolutions without further approval, ratification or confirmation by the shareholders.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” INCREASING THE AUTHORIZED CAPITAL OF THE COMPANY TO AN UNLIMITED NUMBER OF SHARES.

PROPOSAL 9

Replacement of Articles

The Directors are seeking shareholder approval to replace the existing Articles (the “Old Articles”) of the Company with a new form of Articles (the “New Articles”) that take advantage of the greater flexibility provided under the New Act.

The Directors are recommending that the Company adopt the New Articles which in form and substance will be consistent with the terms and provisions of the New Act. The full text of the New Articles of the Company are attached hereto as Appendix “A”.

The following is a summary of certain key provisions contained in the New Articles that represent a change from the Old Articles:

1.	Shareholder Resolutions at Meetings: the requisite majority to pass a special resolution at a meeting of shareholders is decreased from a three-quarters majority to a two-thirds majority;

2.
Shareholder Resolutions by Written Consent: shareholders’ may pass a resolution without a meeting by unanimous written consent in the case of a special resolution, or by consent of the shareholders holding two-thirds of the voting shares in the case of an ordinary resolution;

3.	Location of Shareholder Meeting: general meetings of shareholders of the Company can now, if the location is approved by directors’ resolution, be held outside of British Columbia;

4.
Time of Shareholder Meeting: general meetings of shareholders of the Company are required to be held each calendar year and not more than fifteen months (rather than thirteen months as was previously the case) after the holding of the last preceding annual general meeting;

5.
Quorum for Shareholder Meetings: the quorum for a shareholder meeting has been reduced from two persons present at the meeting representing in person or by proxy not less than 10% of the votes eligible to cast at such meeting, to one person present in person or by proxy;

6.	Redemption and Repurchase: any offer by the Company to purchase or redeem its own shares, need not be made pro rata to all the shareholders;

7.
Resolutions Required to Effect Capital Alterations: Changes to the Company’s capital structure may be effected by ordinary resolution, including the following changes: creation or cancellation of one or more classes or series of shares, creation or removal of special rights and restrictions attaching to any class or series of shares, changing the authorized capital, consolidating or subdividing all or any of its issued or unissued shares, and other alterations to the share capital and authorized capital where permitted under the New Act;

8.	Change of Name: the Company’s name may be changed by ordinary resolution or resolution of the directors; and

9.
Director Indemnification: the New Articles reflect the New Act provisions with respect to the indemnification of directors and officers and other eligible persons. These include the removal of court approval of any agreement to indemnify a director or officer in most cases, as well as mandatory indemnification in certain eligible cases.

The board of directors of the Company proposes to adopt the New Articles. The adoption of the new Articles requires the affirmative vote of not less than 75% of the votes cast at the Meeting by the Company shareholders, in person or by proxy. Accordingly, the Company’s shareholders will be asked to consider and, if thought advisable, to pass, with or without amendment, a special resolution as follows:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)
the existing Articles of the Company be cancelled and the form of Articles, attached hereto as Appendix “A”, be adopted as the Articles of the Company in substitution for, and to the exclusion of the existing Articles; and

(b)
Any director or officer of the Company, signing alone, be authorized to execute and deliver all such documents and instruments, including the new form of Articles, and to do such further acts, as may be necessary to give full effect to these resolutions or as may be required to carry out the full intent and meaning thereof.

The foregoing amendments to the Notice of Articles and Articles, if approved by the shareholders, shall each take effect immediately on the date and time the Notice of Alteration to a Notice of Articles is filed with the Registrar of Companies, and in the case of the Articles, upon their execution and delivery to the records office of the Company. Note that Articles are no longer required to be filed with the Registrar of Companies.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NEW FORM OR ARTICLES.

OTHER MATTERS

Golden Queen knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2005 Meeting of Shareholders must be received by the Secretary of Golden Queen by December 5, 2004, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act.

ANNUAL REPORT ON FORM 10-KSB

A COPY OF GOLDEN QUEEN’S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT AS APPENDIX “B”. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, GOLDEN QUEEN MINING CO. LTD. AT 6411 IMPERIAL AVENUE, VANCOUVER, BC, V7W 2J5.

Dated at Vancouver, British Columbia, this ___ day of _________ , 2004.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ H. Lutz Klingmann

President

APPENDIX "A"

Incorporation Number: 300709

ARTICLES

OF

“GOLDEN QUEEN MINING CO. LTD.”

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Province of British Columbia

Business Corporations Act

Articles of Golden Queen Mining Co. Ltd.
(the “Company”)

1. INTERPRETATION 1.1 Definitions In these Articles, unless the context otherwise requires:

(1)	“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)
“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)	“legal personal representative” means the personal or other legal representative of the shareholder;

(4)	“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(5)	“seal” means the seal of the Company, if any;

(6)	"solicitor of the Company" means any partner, associate or articled student of the law firm retained by the Company in respect of the matter in connection with which the term is used.

1.2        Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.            SHARES AND SHARE CERTIFICATES

2.1        Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2        Form of Share Certificate

Each share certificate issued by the Company shall be in such form as the directors may determine and approve and must comply with, and be signed as required by, the Business Corporations Act.

2.3        Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to

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issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders’ duly authorized agents will be sufficient delivery to all.

2.4        Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5        Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)	order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)	issue a replacement share certificate or acknowledgment, as the case may be.

2.6        Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)	proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and
(2)	any indemnity the directors consider adequate.

2.7        Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8        Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9        Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

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3.            ISSUE OF SHARES

3.1        Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2        Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3        Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4        Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)	consideration is provided to the Company for the issue of the share by one or more of the following:

	(a)	past services performed for the Company;

	(b)	property;

	(c)	money; and

(2)	the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5        Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.            SHARE REGISTERS

4.1        Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as

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registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2        Closing Register

The Company must not at any time close its central securities register.

5.            SHARE TRANSFERS

5.1        Private Issuer Restrictions

The provisions of Article 27 shall apply to any proposed transfer of a share of the Company.

5.2        Registering Transfers

A transfer of a share of the Company must not be registered unless:

(1)	an instrument of transfer, duly executed by the transferor or a duly authorized attorney of the transferor, in respect of the share has been received by the Company or its transfer agent;

(2)	if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company or its transfer agent;

(3)
if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company or its transfer agent; and

(4)
such other evidence, if any, as the directors or the transfer agent may require to prove the title of the transferor or his duly authorized attorney or the right to transfer the shares, and the right of the transferee to have the transfer registered.

5.3        Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.4        Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.5        Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)	in the name of the person named as transferee in that instrument of transfer; or

(2)	if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

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5.6        Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.7        Transfer Agent

The Company may appoint one or more trust companies or agents as its transfer agent for the purpose of issuing, countersigning, registering, transferring and certifying the shares and share certificates of the Company.

5.8        Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.            TRANSMISSION OF SHARES

6.1        Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2        Rights of Legal Personal Representative

Subject to Article 6.1, on death or bankruptcy, the legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

6.3        Registration of Legal Personal Representative

Any person becoming entitled to a share in consequence of the death or bankruptcy of a shareholder shall, upon such documents and evidence being produced to the Company as the Company Act requires, or who becomes entitled to share as a result of an order of a court of competent jurisdiction or a statute has the right either to be registered as a shareholder in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

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7.            PURCHASE AND REDEMPTION OF SHARES

7.1        Company Authorized to Purchase or Redeem Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2        Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)	the Company is insolvent; or

(2)	making the payment or providing the consideration would render the Company insolvent.

7.3        Sale and Voting of Purchased Shares

If the Company retains a share purchased, redeemed or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)	is not entitled to vote the share at a meeting of its shareholders;

(2)	must not pay a dividend in respect of the share; and

(3)	must not make any other distribution in respect of the share.

8. BORROWING POWERS The Company, if authorized by the directors, may:

(1)	borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)
issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)	guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)
mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.

9. ALTERATIONS 9.1 Alteration of Authorized Share Structure Subject to Article 9.2 and the Business Corporations Act, the Company may:

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(1)	by ordinary resolution create one or more classes of shares or, if none of the shares of a class are allotted or issued, eliminate that class of shares;

(2)	by ordinary resolution create one or more series of shares within a class or, if none of the shares of a series of shares are allotted or issued, eliminate that series of shares;

(3)
by ordinary resolution increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(4)	by ordinary resolution subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(5)	if the Company is authorized to issue shares of a class of shares with par value, by ordinary resolution:

(a) decrease the par value of those shares; or

(b) if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(6)
by ordinary resolution change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(7)	by ordinary resolution alter the identifying name of any of its shares; or

(8)	by ordinary resolution or special resolution otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2 Special Rights and Restrictions Subject to the Business Corporations Act, the Company may:

(1)
by ordinary resolution create special rights and restrictions for, and attach those special rights and restrictions to, the shares of any class or series, whether or not any or all of those shares have been issued; and

(2)	by ordinary resolution vary or delete any special rights or restrictions attached to the shares of any class or series, whether or not any or all of those shares have been issued.

9.3        Change of Name

The Company may by ordinary resolution or directors’ resolution authorize an alteration of its Notice of Articles in order to change its name.

9.4        Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

10.    MEETINGS OF SHAREHOLDERS

10.1        Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and thereafter must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

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10.2        Consent Resolution Instead of Meeting of Shareholders

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3        Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4        Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by directors’ resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

10.5        Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)	if and for so long as the Company is a public company, 21 days;

(2)	otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6        Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7        Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

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10.8 Notice of Special Business at Meetings of Shareholders If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)	state the general nature of the special business; and

(2)
if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

	(a)	at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

	(b)	during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

11. PROCEEDINGS AT MEETINGS OF SHAREHOLDERS 11.1 Special Business At a meeting of shareholders, the following business is special business:

(1)	at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)	at an annual general meeting, all business is special business except for the following:

	(a)	business relating to the conduct of or voting at the meeting;

	(b)	consideration of any financial statements of the Company presented to the meeting;

	(c)	consideration of any reports of the directors or auditor;

	(d)	the setting or changing of the number of directors;

	(e)	the election or appointment of directors;

	(f)	the appointment of an auditor;

	(g)	the setting of the remuneration of an auditor;

	(h)	business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

	(i)	any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2        Majority Required for a Special Resolution

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

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11.3        Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to these articles, present in person or by proxy.

11.4        Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any solicitor for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.5        Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.6        Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(1)	in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(2)	in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.7        Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.6(2) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.8        Chair

The following individuals are entitled to preside as chair at a meeting of shareholders:

(1)	the chair of the board, if any; or

(2)	if no chair of the board exists or is present and willing to act as chair of the meeting, the president of the Company; or

(3)	if the chair of the board, and the president of the Company are absent or unwilling to act as chair of the meeting, the solicitor of the Company.

11.9        Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, and the solicitor of the Company is absent or unwilling to act as chair of the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or

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fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

11.10        Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.11        Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.12        Decisions by Show of Hands, Verbal Statements, or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy. In determining the result of a vote by show of hands, shareholders present by telephone or other communications medium in which all shareholders and proxy holders entitled to attend and participate in voting at the meeting are able to communicate with each other, may indicate their vote verbally or, otherwise in such manner as clearly evidences their vote and is accepted by the chair of the meeting.

11.13        Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.12, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.14        Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.15        Casting Vote

In case of an equality of votes either on a show of hands or on a poll, the chair of a meeting of shareholders will have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.16        Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(1)	the poll must be taken:

	(a)	at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

	(b)	in the manner, at the time and at the place that the chair of the meeting directs;

(2)	the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

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(3)	the demand for the poll may be withdrawn by the person who demanded it.

11.17        Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.18        Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.19        Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.20        Demand for Poll

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.21        Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.22        Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.            VOTES OF SHAREHOLDERS

12.1        Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

(1)	on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(2)
on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2        Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

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12.3 Votes by Joint Holders If there are joint shareholders registered in respect of any share:

(1)	any one of the joint shareholders may vote at any meeting, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(2)
if more than one of the joint shareholders is present at any meeting, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4        Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders.

12.5        Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(1)	for that purpose, the instrument appointing a representative must:

(a)
be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b) be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(2)	if a representative is appointed under this Article 12.5:

(a)
the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(b) the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6        Proxy Provisions Do Not Apply to All Companies

Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7        Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders of the Company may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

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12.8        Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9        When Proxy Holder Need Not Be Shareholder

A person who is appointed as a proxy holder need not be a shareholder of the Company.

12.10        Deposit of Proxy

A proxy for a meeting of shareholders must:

(1)
be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)	unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.11        Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(1)	at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	by the chair of the meeting, before the vote is taken.

12.12        Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder): _________________________________________

Signed [month, day, year]

[Signature of shareholder]

[Name of shareholder—printed]

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12.13 Revocation of Proxy Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(1)	received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(2)	provided, at the meeting, to the chair of the meeting.

12.14 Revocation of Proxy Must Be Signed An instrument referred to in Article 12.13 must be signed as follows:

(1)	if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(2)	if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15        Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.            DIRECTORS

13.1        First Directors; Number of Directors

If the Company is not a pre-existing company under the Business Corporations Act, the first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(1)	subject to paragraphs (2) and (3), the number of directors that is equal to the number of the Company’s first directors if applicable;

(2)	if the Company is a public company, the greater of three and the most recently set of:

(a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b) the number of directors set under Article 14.4;

(3)	if the Company is not a public company, the most recently set of:

(a) the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(b) the number of directors set under Article 14.4.

13.2 Change in Number of Directors If the number of directors is set under Articles 13.1(2)(a) or 13.1(3)(a):

(1)	the shareholders may contemporaneously elect or appoint the directors up to that number;

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(2)
and if the shareholders do not contemporaneously elect or appoint the number of directors set resulting in vacancies, then the directors may appoint, or failing which the shareholders may elect or appoint, directors to fill those vacancies.

13.3        Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

13.4        Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5        Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6        Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7        Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8        Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.            ELECTION AND REMOVAL OF DIRECTORS

14.1        Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(1)
the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors set under these Articles from time to time; and

(2)	all the directors cease to hold office immediately before the election or appointment of directors under paragraph (1), but are eligible for re-election or re-appointment.

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14.2 Consent to be a Director No election, appointment or designation of an individual as a director is valid unless:

(1)	that individual consents to be a director in the manner provided for in the Business Corporations Act;

(2)	that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

(3)	with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3 Failure to Elect or Appoint Directors If:

(1)
the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(2)	the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(3)	the date on which his or her successor is elected or appointed; and

(4)	the date on which he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4        Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5        Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6        Remaining Directors Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of summoning a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

14.7        Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, then failing the filling of any vacancies as set forth in Article 14.6, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

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14.8        Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(1)	one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(2)	in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9        Ceasing to be a Director

A director ceases to be a director when:

(1)	the term of office of the director expires;

(2)	the director dies;

(3)	the director resigns as a director by notice in writing provided to the Company or a solicitor for the Company; or

(4)	the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10        Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11        Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

15.            ALTERNATE DIRECTORS

15.1        Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

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15.2        Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3        Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(1)	will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(2)	has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

(3)
will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(4)
has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4        Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5        Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6        Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7        Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(1)	his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(2)	the alternate director dies;

(3)	the alternate director resigns as an alternate director by notice in writing provided to the Company or a solicitor for the Company;

(4)	the alternate director ceases to be qualified to act as a director; or

(5)	his or her appointor revokes the appointment of the alternate director.

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15.8        Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

16.            POWERS AND DUTIES OF DIRECTORS

16.1        Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2        Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

17.            DISCLOSURE OF INTEREST OF DIRECTORS

17.1        Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2        Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3        Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

17.4        Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

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17.5        Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6        No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7        Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8        Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18.            PROCEEDINGS OF DIRECTORS

18.1        Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2        Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3        Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(1)	the chair of the board, if any;

(2)	in the absence of the chair of the board, the president, if any, if the president is a director; or

(3)	any other director chosen by the directors if:

(a) neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(b) neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

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(c) the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4        Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors in person or by telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other. A director may participate in a meeting of the directors or of any committee of the directors by a communications medium other than telephone if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other and if all directors who wish to participate in the meeting agree to such participation. A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5        Calling of Meetings

A director may, and the president, secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6        Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7        When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(1)	the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(2)	the director or alternate director, as the case may be, has waived notice of the meeting.

18.8        Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

18.9        Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

18.10        Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors then in office or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

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18.11        Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12        Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, email or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.            EXECUTIVE AND OTHER COMMITTEES

19.1        Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(1)	the power to fill vacancies in the board of directors;

(2)	the power to remove a director;

(3)	the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)	such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

19.2 Appointment and Powers of Other Committees The directors may, by resolution:

(1)	appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(2)	delegate to a committee appointed under paragraph (1) any of the directors’ powers, except:

(a) the power to fill vacancies in the board of directors;

(b) the power to remove a director;

(c) the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d) the power to appoint or remove officers appointed by the directors; and

(3)	make any delegation referred to in paragraph (2) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

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19.3 Obligations of Committees Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(1)	conform to any rules that may from time to time be imposed on it by the directors; and

(2)	report every act or thing done in exercise of those powers at such times as the directors may require.

19.4 Powers of Board The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(2)	terminate the appointment of, or change the membership of, the committee; and

(3)	fill vacancies in the committee.

19.5        Committee Meetings

Subject to Article 19.3(1) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(1)	the committee may meet and adjourn as it thinks proper;

(2)
the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(3)	a majority of the members of the committee constitutes a quorum of the committee; and

(4)
questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

20.            OFFICERS

20.1        Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2        Functions, Duties and Powers of Officers

The directors may, for each officer:

(1)	determine the functions and duties of the officer;

(2)	entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(3)	revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

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20.3        Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4        Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors thinks fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.            INDEMNIFICATION

21.1        Definitions

In this Article 21:

(1)	“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(2)
“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

	(a)	is or may be joined as a party; or

	(b)	is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(3)	“expenses” has the meaning set out in the Business Corporations Act.

21.2        Mandatory Indemnification of Directors and Former Directors

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3        Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4        Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or these Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5        Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

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(1)	is or was a director, alternate director, officer, employee or agent of the Company;

(2)	is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(3)	at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(4)	at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

22.            DIVIDENDS

22.1        Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2        Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3        No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4        Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5        Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company, or in any one or more of those ways.

22.6        Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(1)	set the value for distribution of specific assets;

(2)
determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(3)	vest any such specific assets in trustees for the persons entitled to the dividend.

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22.7        When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

22.8        Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9        Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10        Dividend Bears No Interest

No dividend bears interest against the Company.

22.11        Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12        Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the address of the shareholder, or in the case of joint shareholders, to the address of the joint shareholder who is first named on the central securities register, or to the person and to the address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13        Capitalization of Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the surplus or any part of the surplus.

23.            DOCUMENTS, RECORDS AND REPORTS

23.1        Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

23.2        Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

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24.            NOTICES

24.1        Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(1)	mail addressed to the person at the applicable address for that person as follows:

(a) for a record mailed to a shareholder, the shareholder’s registered address;

(b)
for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(c) in any other case, the mailing address of the intended recipient;

(2)	delivery at the applicable address for that person as follows, addressed to the person:

(a) for a record delivered to a shareholder, the shareholder’s registered address;

(b)
for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(c) in any other case, the delivery address of the intended recipient;

(3)	sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(4)	sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(5)	physical delivery to the intended recipient; and

(6)	delivery in such other manner as may be approved by the directors and reasonably evidenced.

24.2        Deemed Receipt of Mailing

A record that is mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, Saturdays, Sundays and holidays excepted, following the date of mailing.

24.3        Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that behalf for the Company stating that a notice, statement, report or other record was addressed as required by Article 24.1, prepaid and mailed or otherwise sent as permitted by Article 24.1 is conclusive evidence of that fact.

24.4        Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

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24.5        Notice to Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(1)	mailing the record, addressed to them:

(a) by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(b) at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(2)
if an address referred to in paragraph (1)(b) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

25.            SEAL

25.1        Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(1)	any two directors;

(2)	any officer, together with any director;

(3)	if the Company only has one director, that director; or

(4)	any one or more directors or officers or persons as may be determined by the directors.

25.2        Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer.

25.3        Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.   MECHANICAL REPRODUCTIONS OF SIGNATURES

26.1        Instruments may be Mechanically Signed

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The signature of any officer, director, registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Business Corporations Act or by these Articles, may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date or issue of such instrument.

26.2        Definitions of Instruments

The term "instrument" as used in Article 26.1 shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

27.            PROHIBITIONS

27.1        Definitions

In this Article 27:

(1)	“designated security” means:

	(a)	a voting security of the Company;

(b)
a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

	(c)	a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(2)	“security” has the meaning assigned in the Securities Act (British Columbia);

(3)	“voting security” means a security of the Company that:

	(a)	is not a debt security, and

	(b)	carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

27.2        Application

Article 27.3 does not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

27.3        Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

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The foregoing constitute the Articles of the Company	Date of signing
________________________________________________________________________ “Name”, “Title”	______________________________

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